Exhibit 10.01

CERTAIN INFORMATION INDICATED WITH [***] IN THIS DOCUMENT HAS BEEN OMITTED

FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE

COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

PDF doc #10285

Amendment #1 to Amendment #1 to SLA

THIS AMENDMENT #1 TO AMENDMENT #1 TO SLA (the “Amendment”) is effective as of the date of the last signature hereon (the “Effective Date”) and is entered into by and between:

PDF Solutions, Inc. (“PDF”), a corporation headquartered at 2858 De La Cruz Boulevard, Santa Clara, CA 95050; and,

Advantest America, Inc. (“Licensee”), a company headquartered at 3061 Zanker Road, San Jose, CA 95134.

WHEREAS the Parties have previously entered into that certain Software License & Related Services Agreement (PDF doc #8116), dated as of March 25, 2020 (as amended, the “Agreement”), which provides general terms and conditions for the license of PDF Software and provision of related Services to Licensee;

WHEREAS the Parties now wish to add a DEX Site to the Approved List of DEX Sites and Dedicated Developers as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

1.

A1 Appendix E: Approved List (DEX Sites and Dedicated Developers) is, provided that *** first enters into PDF’s standard form DEX Instance Letter Agreement with PDF, hereby amended and restated in its entirety as follows:

DEX Sites
Name	3rd party?	Location (Country)
***	***	***
***	***	***

2.

Misc. This Amendment incorporates by this reference the terms and conditions of the Agreement, which together with the additional and/or changed terms contained constitute the Parties’ complete agreement with respect to the subject matter hereof. Capitalized terms used in this Amendment and the attachments hereto that are not otherwise defined herein or therein shall have the meanings specified in the Agreement. All notices provided or required hereunder must be in writing, for which email to the address specified in the signature block for each Party below is sufficient. Except for as expressly set forth herein, the terms and conditions of the Agreement remains unchanged. This Amendment may be executed by electronic/digital signature, fax copies, or scanned copies (images exchanged via electronic mail) in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. In case of discrepancy between the terms and provisions of the Agreement and those of this Amendment the terms and provisions of this Amendment shall prevail, including those provisions of this Amendment which specifically amend the Agreement.

[Signatures follow on the next page.]

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

PDF doc #10285 (continued)

WHEREUPON, the Parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date.

PDF SOLUTIONS, INC.		ADVANTEST AMERICA, INC.
2858 De La Cruz Boulevard		3061 Zanker Road
Santa Clara, CA 95050 (USA)		San Jose, CA 95134
(408) 280-7900		(408) 456-3600
legal.department@pdf.com		Email: Teresa.Reid@advantest.com

By:	/s/ Adnan Raza	By:	/s/ Douglas Lefever

Printed Name:	Adnan Raza	Printed Name:	Douglas Lefever

Title:	EVP, Fin. & CFO	Title:	President & CEO

Date:	2022/06/03	Date:	2022/06/05

PDF Solutions, Inc. CONFIDENTIAL INFORMATION